UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2021

PennyMac Financial Services, Inc.

(formerly known as New PennyMac Financial Services, Inc.)

(Exact name of registrant as specified in its charter)

Delaware	001-38727	83-1098934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224-7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	PFSI	New York Stock Exchange

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 3, 2021, PennyMac Financial Services, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”) for the purpose of: (i) electing eleven (11) director nominees to serve on the Board of Directors (the “Board”), each for a one-year term expiring at the 2022 Annual Meeting of Stockholders; (ii) ratifying the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and (iii) approving, by non-binding vote, the Company’s executive compensation. The total number of shares of common stock entitled to vote as of the record date was 66,991,136, of which 61,346,122 votes, or 91.6%, were present in person or by proxy.

Proposal 1: The election of eleven (11) director nominees to serve on the Board, each for a one-year term expiring at the 2022 Annual Meeting of Stockholders.

Trustee	Votes For	Votes Against	Abstentions	Broker Non-Votes
David A. Spector	53,994,093	1,208,548	83,886	6,059,595
James K. Hunt	54,542,341	660,488	83,698	6,059,595
Jonathon S. Jacobson	55,119,641	83,338	83,548	6,059,595
Patrick Kinsella	55,155,344	46,932	84,251	6,059,595
Anne D. McCallion	55,155,951	47,313	83,263	6,059,595
Joseph Mazzella	54,964,726	238,332	83,469	6,059,595
Farhad Nanji	54,807,905	394,900	83,722	6,059,595
Jeffrey A. Perlowitz	55,056,685	146,294	83,548	6,059,595
Lisa M. Shalett	55,147,085	56,436	83,006	6,059,595
Theodore W. Tozer	55,155,589	47,209	83,729	6,059,595
Emily Youssouf	55,150,474	52,758	83,295	6,059,595

All director nominees were elected.

Proposal 2: Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2021.

Votes For	Votes Against	Abstentions	Broker Non-Votes
60,962,328	269,196	114,598	0

Proposal 3: Approval, by non-binding vote, of the Company’s executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
51,139,324	3,989,286	157,917	6,059,595

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC FINANCIAL SERVICES, INC.

Dated: June 7, 2021	/s/ Daniel S. Perotti
Daniel S. Perotti Senior Managing Director and Chief Financial Officer